Summary of Significant Accounting Policies (Policies)	12 Months Ended
Dec. 31, 2021
Accounting Policies [Abstract]
Principles of Consolidation
Principles of Consolidation. The Consolidated Financial Statements include the accounts of EQT Corporation and all subsidiaries, ventures and partnerships in which EQT holds a controlling interest (collectively, EQT or the Company). Intercompany accounts and transactions have been eliminated in consolidation. Management evaluates whether an entity or interest is a variable interest entity and whether the Company is the primary beneficiary; consolidation is required if both criteria are met. The Company records noncontrolling interest in its Consolidated Financial Statements for any non-wholly-owned consolidated subsidiary.

In 2020, the Company entered into a partnership with a third-party investor (the Partnership). Because the Partnership is a variable interest entity that the Company has the power to direct the activities that most significantly affect the Partnership's economic performance, the Company consolidates the Partnership.

Certain of the Company's midstream gathering systems are not wholly-owned but are operated by the Company pursuant to a construction, ownership and operation agreement. The Company records the pro rata share of revenues, expenses, assets and liabilities it is entitled under the agreement.

See "Investment in Equitrans Midstream" and "Equity Method Investments" for discussion of the Company's accounting of its investment in equity securities and equity method investments.

Segments	Segments. The Company's operations consist of one reportable segment. The Company has a single, company-wide management team that administers all properties as a whole rather than by discrete operating segments. The Company measures financial performance as a single enterprise and not on an area-by-area basis. Substantially all of the Company's operating revenues, income from operations and assets are generated and located in the United States.
Reclassification	Reclassification. Certain previously reported amounts have been reclassified to conform to the current year presentation.
Use of Estimates	Use of Estimates. The preparation of financial statements in conformity with United States generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the amounts reported herein. Actual results could differ from those estimates.
Cash and Cash Equivalents	Cash and Cash Equivalents. The Company considers all highly-liquid investments with an original maturity of three months or less when purchased to be cash equivalents and accounts for such investments at cost. Interest earned on cash equivalents is included as a reduction of interest expense.
Accounts Receivable	Accounts Receivable. The Company's accounts receivable relates primarily to the sales of natural gas, natural gas liquids (NGLs) and oil and amounts due from joint interest partners.
Property, Plant and Equipment
Property, Plant and Equipment. The following table summarizes the Company's property, plant and equipment.

	December 31,
	2021	2020

	(Thousands)
Oil and gas producing properties	$25,523,854	$21,771,025
Less: Accumulated depreciation and depletion	7,508,178	5,866,418
Net oil and gas producing properties	18,015,676	15,904,607
Other properties, at cost less accumulated depreciation	403,244	149,658
Net property, plant and equipment	$18,418,920	$16,054,265

The Company uses the successful efforts method of accounting for gas, NGLs and oil producing activities. Under this method, the cost of productive wells and related equipment, development dry holes and productive acreage, including productive mineral interests, are capitalized and depleted using the unit-of-production method. These costs include salaries, benefits and other internal costs directly attributable to production activities. The Company capitalized internal costs of approximately $58 million, $51 million and $77 million in 2021, 2020 and 2019, respectively. The Company also capitalized interest expense related to well development of approximately $18 million, $17 million and $24 million in 2021, 2020 and 2019, respectively. Depletion expense is calculated based on actual produced sales volume multiplied by the applicable depletion rate per unit. Depletion rates for leases and wells are each calculated by dividing net capitalized costs by the number of units expected to be produced over the life of the reserves separately. Costs for exploratory dry holes, exploratory geological and geophysical activities and delay rentals as well as other property carrying costs are charged to exploration expense. The Company's producing oil and gas properties had an overall average depletion rate of $0.89, $0.92 and $1.01 per Mcfe for the years ended December 31, 2021, 2020 and 2019, respectively.

There were no exploratory wells drilled during 2021, 2020 and 2019, and there were no capitalized exploratory well costs for the years ended December 31, 2021, 2020 and 2019.

Impairment of Long-lived Assets. The carrying values of the Company's proved oil and gas properties are reviewed for impairment when events or circumstances indicate that the remaining carrying value may not be recoverable. To determine whether impairment of the Company's oil and gas properties has occurred, the Company compares the estimated expected undiscounted future cash flows to the carrying values of those properties. Estimated future cash flows are based on proved and, if determined reasonable by management, risk-adjusted probable reserves and assumptions generally consistent with the assumptions used by the Company for internal planning and budgeting purposes, including, among other things, the intended use of the asset, anticipated production from reserves, future market prices for natural gas, NGLs and oil adjusted for basis differentials, future operating costs and inflation. Proved oil and gas properties that have carrying amounts in excess of estimated future undiscounted cash flows are written down to fair value, which is estimated by discounting the estimated future cash flows using discount rates and other assumptions that marketplace participants would use in their fair value estimates.

There were no indicators of impairment identified in 2021 and 2020.

During the fourth quarter of 2019, there were indicators that the carrying values of certain of the Company's properties may be impaired due to depressed natural gas prices and changes in the Company's development strategy, including the Company's contemplation of a potential asset divestiture of certain of its non-strategic exploration and production assets. As a result of the 2019 impairment evaluation, the Company recorded total impairment of $1,124.4 million, of which $1,035.7 million was associated with the Company's non-strategic assets located in the Ohio Utica and $88.7 million was associated with the Company's Pennsylvania and West Virginia Utica assets. The impairment was recorded as a reduction to the assets' carrying values to their estimated fair values of approximately $839.4 million with respect to the Company's Ohio Utica assets and approximately $26.8 million with respect to the Company's Pennsylvania and West Virginia Utica assets. The fair value of the impaired assets, as determined at December 31, 2019, was based on significant inputs that are not observable in the market and, as such, are considered a Level 3 fair value measurement. See Note 4 for a description of the fair value hierarchy. Key assumptions included in the calculation of the fair value included the following: (i) reserves, including risk adjustments for probable reserves; (ii) future commodity prices; (iii) to the extent available, market-based indicators of fair value, including estimated proceeds that could be realized upon a potential disposition; (iv) production rates based on the Company's experience with similar properties; (v) future operating and development costs; (vi) inflation and (vii) a market-based weighted average cost of capital.
Impairment and Expiration of Leases. Capitalized costs of unproved oil and gas properties are evaluated for recoverability on a prospective basis at least annually. Indicators of potential impairment include changes due to economic factors, potential shifts in business strategy and historical experience. The likelihood of an impairment of unproved oil and gas properties increases as the expiration of a lease term approaches and drilling activity has not commenced. The Company recognizes impairment if the Company does not have the intent to drill on the leased property prior to expiration of the lease or does not have the intent and ability to extend, renew, trade or sell the lease prior to expiration. The Company recognizes expense for lease expirations as the lease expires if the lease was not previously impaired. For the years ended December 31, 2021, 2020 and 2019, the Company recorded $311.8 million, $306.7 million and $556.4 million, respectively, for impairment and expiration of leases. The Company's unproved properties had a net book value of approximately $2,406 million and $2,292 million at December 31, 2021 and 2020, respectively.
Contract Assets
Contract Asset. See Note 5 for discussion of the Company's contract asset.

The carrying value of the Company's contract asset is reviewed for impairment when events or circumstances indicate that the remaining carrying value may not be recoverable. To determine whether impairment of the Company's contract asset has occurred, the Company compares the estimated undiscounted future cash flows to the carrying value. Estimated future cash flows are based on estimated volume and the in-service date of the Mountain Valley Pipeline. If the contract asset's carrying amount exceeds the estimated future undiscounted cash flows, it is written down to fair value, which is estimated by discounting the estimated future cash flows using discount rates and other assumptions that marketplace participants would use in their fair value estimates.

During 2020, the Company identified indicators that the carrying value of the contract asset may not be fully recoverable due to further delays of the timing of completion of the Mountain Valley Pipeline as well as changes to the regulatory landscape. The Company performed the first step of the impairment test and determined the estimated expected undiscounted future cash flows exceeded the carrying value of the contract asset, indicating the contract asset was not impaired. The estimated undiscounted future cash flows were based on significant inputs that are not observable in the market and, as such, are considered a Level 3 fair value measurement. See Note 4 for a description of the fair value hierarchy. Key assumptions in the calculation of estimated undiscounted future cash flows included estimated production volume subject to the Consolidated GGA (defined in Note 5) and a probability-weighted estimate of the in-service date of the Mountain Valley Pipeline. There were no additional indicators of impairment identified in 2021.

Investment in Equitrans Midstream Corporation
Investment in Equitrans Midstream Corporation. As of December 31, 2021, the Company owned approximately 23 million shares of common stock of Equitrans Midstream Corporation (Equitrans Midstream). The Company does not have the ability to exercise significant influence and does not have a controlling financial interest in Equitrans Midstream or any of its subsidiaries. As such, its investment in Equitrans Midstream is accounted for as an investment in equity securities and recorded at fair value in other assets in the Consolidated Balance Sheets. The fair value is calculated by multiplying the closing stock price of Equitrans Midstream's common stock by the number of shares of Equitrans Midstream's common stock owned by the Company. Changes in fair value are recorded in (income) loss on investments in the Statements of Consolidated Operations. See Note 4 for a description of the fair value hierarchy. Dividends received on the investment in Equitrans Midstream are recorded in dividend and other income in the Statements of Consolidated Operations. See Note 5.

Equity Method Investments. The Company applies the equity method of accounting to its investments over which it does not have the power to direct the activities that most significantly impact the investment's economic performance. The carrying value of the Company's equity method investments is recorded in other assets in the Consolidated Balance Sheets. The Company's pro-rata share of earnings in equity method investments is recorded in (income) loss from investments in the Statements of Consolidated Operations.

Intangible Assets	Intangible Assets. The Company's intangible assets, composed of non-compete agreements with former Rice Energy Inc. executives, were fully amortized as of December 31, 2020.
Unamortized Debt Discount and Issuance Expense	Unamortized Debt Discount and Issuance Expense. Discounts and expenses incurred with the issuance of debt are amortized over the life of the debt. These amounts are presented as a reduction of senior notes in the Consolidated Balance Sheets.
Income Taxes
Income Taxes. The Company files a consolidated U.S. federal income tax return and uses the asset and liability method to account for income taxes. The provision for income taxes represents amounts paid or estimated to be payable net of amounts refunded or estimated to be refunded for the current year and the change in deferred taxes exclusive of amounts recorded in other comprehensive loss. Any refinements to prior year taxes made in the current year due to new information are reflected as adjustments in the current period. Separate income taxes are calculated for items charged or credited directly to shareholders' equity.

Deferred tax assets and liabilities arise from temporary differences between the financial reporting and tax bases of the Company's assets and liabilities and are recognized using enacted tax rates for the effect of such temporary differences. Deferred tax assets are reduced by a valuation allowance if it is more likely than not that a portion or all of the deferred tax asset will not be realized. When evaluating whether or not a valuation allowance should be established, the Company exercises judgment on whether it is more likely than not (a likelihood of more than 50%) that a portion or all of the deferred tax assets will not be realized. To determine whether a valuation allowance is needed, the Company considers all available evidence, both positive and negative, including carrybacks, tax planning strategies, reversals of deferred tax assets and liabilities and forecasted future taxable income.

In accounting for uncertainty of a tax position taken or expected to be taken in a tax return, the Company uses a recognition threshold and measurement attribute for the financial statement recognition and measurement. The recognition threshold requires the Company to determine whether it is more likely than not that a tax position will be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. If it is more likely than not that a tax position will be sustained, the Company measures and recognizes the tax position at the largest amount of benefit that has a greater than 50% likelihood of being realized upon ultimate settlement. To determine the amount of financial statement benefit recorded for uncertain tax positions, the Company considers the amounts and probabilities of outcomes that could be realized upon ultimate settlement of an uncertain tax position using facts, circumstances and information available at the reporting date. The Company recognizes accrued interest and penalties related to unrecognized tax benefits in income tax expense.
Insurance	Insurance. The Company maintains insurance to cover traditional insurable risks such as general liability, workers compensation, auto liability, environmental liability, property damage, business interruption, fiduciary liability, director and officers' liability and other risks. These policies may be subject to deductible or retention amounts, coverage limitations and exclusions. The Company was previously self-insured for certain material losses related to general liability and certain other casualty coverages, such as workers compensation, auto liability and environmental liability. However, the Company is no longer self-insured with respect to any material losses related to general liability, workers compensation or environmental liability arising on or after November 12, 2020, or for losses related to auto liability arising on or after November 12, 2019. Reserves are estimated based on analyses of historical data and actuarial estimates, where applicable, and are not discounted. The recorded reserves represent estimates of the ultimate cost of claims incurred as of the balance sheet date. The liabilities are reviewed by the Company quarterly and by independent actuaries, where applicable, annually to ensure appropriateness.
Asset Retirement Obligations
Asset Retirement Obligations. The Company accrues a liability for asset retirement obligations based on an estimate of the amount and timing of settlement. For oil and gas wells, the fair value of the Company's plugging and abandonment obligations is recorded at the time the obligation is incurred, which is typically at the time the well is spud. Upon initial recognition of an asset retirement obligation, the Company increases the carrying amount of the long-lived asset by the same amount as the liability. Over time, the liabilities are accreted for the change in their present value through charges to depreciation and depletion expense. The initial capitalized costs are depleted over the useful lives of the related assets.

The Company's asset retirement obligations related to the abandonment of oil and gas producing facilities include reclaiming drilling sites, plugging wells and dismantling related structures. Estimates are based on historical experience of plugging and abandoning wells and reclaiming or disposing other assets and estimated remaining lives of the wells and assets.

The following table presents a reconciliation of the beginning and ending carrying amounts of the Company's asset retirement obligations included in other liabilities and credits in the Consolidated Balance Sheets.

	December 31,
	2021	2020

	(Thousands)
Balance at January 1	$523,557	$461,821
Accretion expense	30,690	22,506
Liabilities incurred	10,738	10,293
Liabilities settled	(19,149)	(4,030)
Liabilities assumed in acquisitions	113,590	45,825
Liabilities removed in divestitures	(3,315)	(54,836)
Change in estimates (a)	5,223	41,978
Balance at December 31	$661,334	$523,557

(a)During 2020, the Company had changes in estimates for the plugging of horizontal and conventional wells that were related primarily to pad reclamation and increased cost assumptions for the Company's compliance with existing regulatory requirements that were derived, in part, from recent plugging experience and actual costs incurred.

The Company does not have any assets that are legally restricted for purposes of settling these obligations. The Company operates in several states that have implemented expanded requirements that resulted in the Company's use of additional materials during the plugging process, which has increased the estimated cost for plugging horizontal and conventional wells.

Transportation and Processing	Transportation and Processing. Costs incurred to gather, process and transport gas produced by the Company to market sales points are recorded as transportation and processing costs in the Statements of Consolidated Operations. The Company markets some transportation for resale. These costs, which are not incurred to transport gas produced by the Company, are reflected as a deduction from net marketing services and other revenues.
Provision for Doubtful Accounts	Provision for Doubtful Accounts. Reserves for uncollectible accounts are recorded in selling, general and administrative expense in the Statements of Consolidated Operations. Judgment is required to assess the ultimate realization of the Company's accounts receivable. Reserves are based on historical experience, current and expected economic trends and specific information about customer accounts, such as the customer's creditworthiness.
Other Postretirement Benefit Plan	Other Postretirement Benefits Plan. The Company sponsors a postretirement benefits plan. The Company recognized expense related to its defined contribution plan of $7.0 million, $6.5 million and $8.9 million for the years ended December 31, 2021, 2020 and 2019, respectively.
Earnings Per Share (EPS)
Earnings Per Share (EPS). Basic EPS is computed by dividing net income attributable to EQT Corporation by the weighted average number of common shares outstanding during the period. Diluted EPS is computed by dividing net income attributable to EQT Corporation by the weighted average number of common shares and potentially dilutive securities, net of shares assumed to be repurchased using the treasury stock method. Potentially dilutive securities arise from the assumed conversion of outstanding stock options and other share-based awards as well as the Convertible Notes (defined in Note 10). Purchases of treasury shares are calculated using the average share price of EQT common stock during the period.

In periods when the Company reports a net loss, all options, restricted stock, performance awards and stock appreciation rights are excluded from the calculation of diluted weighted average shares outstanding because of their anti-dilutive effect on loss per share. As a result, for the years ended December 31, 2021, 2020 and 2019, all such securities, totaling 8,237,352, 6,778,383 and 3,035,247, respectively, were excluded from potentially dilutive securities because of their anti-dilutive effect on loss per share.

As further discussed in Note 10, the Company issued the Convertible Notes during the second quarter of 2020. The Company applies the if-converted method to calculate the impact of the Convertible Notes on diluted EPS, as the assumption of cash settlement of the notes is not available for the purpose of calculating EPS. For the years ended December 31, 2021 and 2020, approximately 33.3 million shares were excluded from potentially dilutive securities because of its anti-dilutive effect on loss per share.

Recently Issued Accounting Standards
Recently Issued Accounting Standards

In December 2019, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2019-12, Income Taxes: Simplifying the Accounting for Income Taxes. This ASU simplifies accounting for income taxes by eliminating certain exceptions to Accounting Standards Codification (ASC) 740, Income Taxes, related to the general approach for intraperiod tax allocation, methodology for calculating income taxes in an interim period and recognition of deferred taxes when there are investment ownership changes. In addition, this ASU simplifies aspects of accounting for franchise taxes and interim period effects of enacted changes in tax laws or rates and provides clarification on accounting for transactions that result in a step up in the tax basis of goodwill and allocation of consolidated income tax expense to separate financial statements of entities not subject to income tax. The Company adopted this ASU in the first quarter of 2021 with no material changes to its financial statements or disclosures.

In August 2020, the FASB issued ASU 2020-06, Debt with Conversion and Other Options and Derivatives and Hedging: Accounting for Convertible Instruments and Contracts in an Entity's Own Equity. This ASU simplifies accounting for convertible instruments by removing certain separation models for convertible instruments. For convertible instruments with conversion features that are not accounted for as derivatives under ASC 815 or do not result in substantial premiums accounted for as paid-in capital, the convertible instrument's embedded conversion features are no longer separated from the host contract. Consequently, and as long as no other feature requires bifurcation and recognition as a derivative, the convertible instrument is accounted for as a single liability measured at its amortized cost. This ASU also requires the application of the if-converted method to calculate the impact of convertible instruments on diluted earnings per share, which results in increased dilutive securities as the assumption of cash settlement of the notes is not available for the purpose of calculating earnings per share. This ASU also adds several new disclosure requirements.
The Company adopted this ASU effective as of January 1, 2022 using the full retrospective method of adoption. Accordingly, Notes 9 and 10 to these consolidated financial statements have been recast. See Note 10 for disclosures of the changes to the consolidated financial statements.
Subsequent Events	Subsequent Events. The Company has evaluated subsequent events through the original date of the financial statement issuance, which was February 10, 2022.
Revenue Recognition
Under the Company's natural gas, NGLs and oil sales contracts, the Company generally considers the delivery of each unit (MMBtu or Bbl) to be a separate performance obligation that is satisfied upon delivery. These contracts typically require payment within 25 days of the end of the calendar month in which the commodity is delivered. A significant number of these contracts contain variable consideration because the payment terms refer to market prices at future delivery dates. In these situations, the Company has not identified a standalone selling price because the terms of the variable payments relate specifically to the Company's efforts to satisfy the performance obligations. Other contracts, such as fixed price contracts or contracts with a fixed differential to New York Mercantile Exchange (NYMEX) or index prices, contain fixed consideration. The fixed consideration is allocated to each performance obligation on a relative standalone selling price basis, which requires judgment from management. For these contracts, the Company generally concludes that the fixed price or fixed differentials in the contracts are representative of the standalone selling price.

Based on management's judgment, the performance obligations for the sale of natural gas, NGLs and oil are satisfied at a point in time because the customer obtains control and legal title of the asset when the natural gas, NGLs or oil is delivered to the designated sales point.

The sales of natural gas, NGLs and oil presented in the Statements of Consolidated Operations represent the Company's share of revenues net of royalties and exclude revenue interests owned by others. When selling natural gas, NGLs and oil on behalf of royalty or working interest owners, the Company acts as an agent and, thus, reports the revenue on a net basis.